SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 23, 2004	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 22, 2004, Radio One, Inc. issued a press release announcing that it has signed an agreement to acquire 51% of Reach Media, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit Number	Description
99.1	Press release dated November 22, 2004: Radio One, Inc. Acquires Controlling Interest in Reach Media, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

/ s / Scott R. Royster
November 23, 2004	Scott R. Royster
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)